                                                                 EXHIBIT 99.3


                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE:  MMT OF TENNESSEE, INC.                          CASE NO.: 97-21386-CJK
        DEBTOR                                          JUDGE: CAROL J. KENNER

                                                                    CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                          3/31/98
                                                                    -------


COMES NOW, MMT OF TENNESSEE, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 3/1/98 and ending 3/31/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                  X        Monthly Reporting Questionnaire (Attachment 1)
                -----
                  X        Comparative Balance Sheets (Forms OPR-1 and OPR-2)
                -----

                  X        Summary of Accounts Receivable (Form OPR-3)
                -----

                  X        Schedule of Post-Petition Liabilities (Form OPR-4)
                -----

                  X        Income Statement (Form OPR-5)
                -----

                  X        Statement of Sources and Uses of Cash (Form OPR-6)
                -----


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  4/29/98                           DEBTOR-IN-POSSESSION
                                         By:

                                         /s/ F. GORDON BITTER
                                         -------------------------------------
                        Name & Title:    F. Gordon Bitter, Vice President
                                         MMT of Tennessee, Inc.
                                         421 Currant Road
                                         Fall River, MA 02720
                                         Telephone: 508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS


IN RE:  MMT OF TENNESSEE, INC.                          CASE NO.: 97-21386-CJK
        DEBTOR                                          JUDGE: CAROL J. KENNER

                                                                    CHAPTER 11


                      NOTE TO THE MONTHLY OPERATING REPORT:


Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS
                                                                    FORM OPR-1

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                          MONTH ENDED: 3/31/98
                                                                       -------

                                                                FILING        MONTH         MONTH        MONTH
                                                                 DATE         ENDED         ENDED        ENDED
                                                                12/3/97      12/31/97      1/31/98      2/28/98
                                                             -------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                                66,358    1,007,375     2,277,256    1,077,633
Other negotiable instruments (i.e.  CD's,
          Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                           6,494,603    6,876,561     6,001,822    6,051,677
Less: allowance for doubtful accounts                             (150,000)    (150,000)     (150,000)    (150,000)
Accounts Receivable-Other                                          291,141      156,625       207,867      693,516
Inventory, at cost                                               1,610,203    1,167,014     1,148,718    1,120,419
Prepaid expenses                                                    30,357      155,838       145,218      128,915
Deposits                                                            57,500       57,500        76,925       79,120
Other:



          Restricted Cash Collateral Deposits                      215,520      215,520       215,520      215,520


                                                             -------------------------------------------------------
TOTAL CURRENT ASSETS                                             8,615,682    9,486,433     9,923,326    9,216,800
                                                             -------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                          61,645,241   61,716,593    61,880,581   62,238,580
Less:  Accumulated Depreciation                                 (2,104,309)  (2,281,673)   (2,598,650)  (2,915,627)

                                                             -------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                               59,540,932   59,434,920    59,281,931   59,322,953
                                                             -------------------------------------------------------

OTHER ASSETS (Itemized if value exceeds
          10% of "Total Assets")
          Intangible Assets                                     12,508,628   12,508,628    12,508,630   12,508,629
          Less:  Accumulated Amortization                       (2,344,293)  (2,509,114)   (2,665,588)  (2,822,059)

                                                             -------------------------------------------------------
TOTAL OTHER ASSETS                                              10,164,335    9,999,514     9,843,042    9,686,570
                                                             -------------------------------------------------------

TOTAL ASSETS                                                    78,320,949   78,920,867    79,048,299   78,226,323
                                                             =======================================================

                                                              MONTH       MONTH     MONTH      MONTH
                                                              ENDED       ENDED     ENDED      ENDED
                                                             3/31/98
                                                            --------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                          1,212,651
Other negotiable instruments (i.e.  CD's,
          Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                        6,624,034
Less:   allowance for doubtful accounts                        (150,000)
Accounts Receivable-Other                                       692,222
Inventory, at cost                                            1,369,641
Prepaid expenses                                                107,515
Deposits                                                         81,446
Other:



          Restricted Cash Collateral Deposits                   215,520


                                                            --------------------------------------------
TOTAL CURRENT ASSETS                                         10,153,029         0         0           0
                                                            --------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                       62,407,138
Less:  Accumulated Depreciation                              (3,240,046)

                                                            --------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                            59,167,092         0         0           0
                                                            --------------------------------------------

OTHER ASSETS (Itemized if value exceeds
          10% of "Total Assets")
          Intangible Assets                                  12,508,629
          Less:  Accumulated Amortization                    (2,978,531)

                                                            --------------------------------------------
TOTAL OTHER ASSETS                                            9,530,098         0         0           0
                                                            --------------------------------------------

TOTAL ASSETS                                                 78,850,219         0         0           0
                                                            ============================================

                           COMPARATIVE BALANCE SHEETS
                                                                    FORM OPR-2

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                          MONTH ENDED: 3/31/98
                                                                       -------

                                                           FILING        MONTH        MONTH         MONTH
                                                            DATE         ENDED        ENDED         ENDED
                                                          12/3/97      12/31/97      1/31/98       2/28/98
                                                        -------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
         transfers in Post Petition Operations                           1,209,386    2,137,381     1,765,503
Unsecured Debt-Obligations incurred in Post Petition
         Operations (See Form OPR-4)                                        35,238      306,240     2,851,654

                                                        -------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                    0     1,244,624    2,443,621     4,617,157

PRE PETITION INTERCOMPANY LIABILITIES                     90,708,931    90,708,931   90,708,931    90,708,931
DEFERRED REVENUE/DEFERRED INCOME                           1,226,727     1,280,885    1,048,733     1,056,514
TOTAL OTHER PRE PETITION LIABILITIES                       2,666,165     2,274,081    2,274,081       294,367
                                                        -------------------------------------------------------

TOTAL LIABILITIES                                         94,601,823    95,508,521   96,475,366    96,676,969
                                                        -------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                      10            10           10            10
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
         Through Filing Date                             (16,280,884)  (16,280,884) (16,280,884)  (16,280,884)
         Post Filing Date                                                 (306,780)  (1,146,193)   (2,169,772)

                                                        -------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                     (16,280,874)  (16,587,654) (17,427,067)  (18,450,646)
                                                        -------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                78,320,949    78,920,867   79,048,299    78,226,323
                                                        =======================================================

                                                          MONTH      MONTH    MONTH    MONTH
                                                          ENDED      ENDED    ENDED    ENDED
                                                         3/31/98
                                                        ----------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
         transfers in Post Petition Operations            2,973,763
Unsecured Debt-Obligations incurred in Post Petition
         Operations (See Form OPR-4)                      2,945,864

                                                        ----------------------------------------
TOTAL POST PETITION LIABILITIES                           5,919,627        0       0          0

PRE PETITION INTERCOMPANY LIABILITIES                    90,708,931
DEFERRED REVENUE/DEFERRED INCOME                          1,056,514
TOTAL OTHER PRE PETITION LIABILITIES                        285,142
                                                        ----------------------------------------

TOTAL LIABILITIES                                        97,970,214        0       0          0
                                                        ----------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                     10
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
         Through Filing Date                            (16,280,884)
         Post Filing Date                                (2,839,121)

                                                        ----------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                    (19,119,995)       0       0          0
                                                        ----------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               78,850,219        0       0          0
                                                        ========================================

                         SUMMARY OF ACCOUNTS RECEIVABLE
                                                                    FORM OPR-3

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                          MONTH ENDED: 3/31/98
                                                                       -------

                                                                           0-30         31-60        61-90         OVER
                                                             TOTAL         DAYS          DAYS         DAYS        90 DAYS
                                                  ---------------------------------------------------------------------------
DATE OF FILING:  12/3/97                                     6,494,603     3,298,967      877,780      755,577     1,562,279
                 Allowance for doubtful accounts              (150,000)                                             (150,000)
                                                          ===================================================================
                                                             6,344,603     3,298,967      877,780      755,577     1,412,279
                                                          ===================================================================

MONTH:           12/31/97                                    6,876,561     1,785,407    2,792,314      519,172     1,779,668
                 Allowance for doubtful accounts              (150,000)                                             (150,000)
                                                          ===================================================================
                                                             6,726,561     1,785,407    2,792,314      519,172     1,629,668
                                                          ===================================================================

MONTH:           1/31/98                                     6,001,822     1,290,680    1,267,373    1,458,561     1,985,208
                 Allowance for doubtful accounts              (150,000)                                             (150,000)
                                                          ===================================================================
                                                             5,851,822     1,290,680    1,267,373    1,458,561     1,835,208
                                                          ===================================================================

MONTH:           2/28/98                                     6,051,677     1,308,292    1,019,381      572,967     3,151,037
                 Allowance for doubtful accounts              (150,000)                                             (150,000)
                                                          ===================================================================
                                                             5,901,677     1,308,292    1,019,381      572,967     3,001,037
                                                          ===================================================================

MONTH:           3/31/98                                     6,624,034     2,568,080    1,505,814      345,094     2,205,046
                 Allowance for doubtful accounts                     0
                                                          ===================================================================
                                                             6,624,034     2,568,080    1,505,814      345,094     2,205,046
                                                          ===================================================================

MONTH:                                                               0
                 Allowance for doubtful accounts                     0
                                                          ===================================================================
                                                                     0             0            0            0             0
                                                          ===================================================================

MONTH:
                 Allowance for doubtful accounts
                                                          ===================================================================
                                                                     0             0            0            0             0
                                                          ===================================================================

                      SCHEDULE OF POST PETITION LIABILITIES
                                                                    FORM OPR-4

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                          MONTH ENDED: 3/31/98
                                                                       -------

                                                                                                 MONTH ENDED: 3/31/98


                                                         DATE         DATE       TOTAL       0-30    31-60    61-90    OVER
                                                       INCURRED        DUE        DUE        DAYS     DAYS     DAYS   90 DAYS
                                                     ----------------------------------------------------------------------------
TAXES PAYABLE

          Federal Income Taxes                                                       NONE
          FICA-Employer's Share                                                      NONE
          FICA-Employee's Share                                                      NONE
          Unemployment Tax                                                           NONE
          State Sales & Use Tax                                                      NONE
          State __________ Tax                                                       NONE
          Personal Property Tax                                                      NONE

                                                                               --------------------------------------------------
TOTAL TAXES PAYABLE                                                                     0       0        0       0         0
                                                                               --------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING


ACCRUED INTEREST PAYABLE


                                                                               --------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                        0       0        0       0         0
                                                                               --------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
          Trade Accounts Payable (see attached schedules)
          Payroll withholdings
          Accrued Payroll
          Accrued expenses-Estimated liability incurred, but not invoiced
               as of the end of the period.                                     2,945,864

                                                                               --------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                            2,945,864       0        0       0         0
                                                                               --------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                             2,945,864       0        0       0         0
                                                                               ==================================================

                      SCHEDULE OF POST PETITION LIABILITIES
                                                                    FORM OPR-5

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                          MONTH ENDED: 3/31/98
                                                                       -------

                                                         PRE      POST      MONTH      MONTH     MONTH
                                                       PETITION PETITION    ENDED      ENDED     ENDED
                                                       12/3/97  12/31/97   1/31/98    2/28/98   3/31/98
                                                       ----------------------------------------------------

NET REVENUE (INCOME)                                            2,232,158  1,797,407 2,069,601  2,205,371
                                                       ----------------------------------------------------
COST OF GOODS SOLD
        Salaries & wages                                          521,313    485,588   383,435    527,591
        Less:  Salaries & wages capitalized in fixed assets                 (121,795) (120,000)
        Benefits                                                   72,866     91,573   106,745     85,236
        Bad debt expense                                           18,625
        Cost of goods sold
        Decontamination & disposal                                  7,870      7,870     7,870      7,870
        Disposal costs-secondary wastes                              (378)   205,018   431,112    522,653
        Financing costs
        Insurance                                                   9,905     20,331    20,331     20,331
        Legal services
        Materials                                                 752,418    795,840   709,052    547,077
        Office expense & supplies                                             28,331    12,759      2,792
        Other                                                       5,866                1,064      1,878
        Outside services                                          444,939    299,525   498,275
        Professional services                                     126,443    159,132   284,046    386,411
        Rent-equipment                                             31,509     37,565    45,179     39,401
        Rent-office/buildings                                       4,649     10,000     5,000
        Supplies-processing                                        18,515     15,755
        Taxes                                                       8,000     17,119     8,000     10,393
        Telephone                                                  10,724     11,773     2,000        260
        Transportation                                            107,117     73,218   165,645    128,791
        Travel & entertainment                                     22,923     21,054    24,819     48,515
        Utilities                                                  33,512      5,474    34,099     64,629

                                                       ----------------------------------------------------
TOTAL COST OF GOODS SOLD                                      0 2,196,816  2,163,371 2,619,431  2,393,828
                                                       ----------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES                      0    35,342   (365,964) (549,830)  (188,457)
                                                       ----------------------------------------------------

INTEREST EXPENSE                                                                            50
DEPRECIATION AND AMORTIZATION                                     342,185    473,449   473,449    480,892
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                                     250
OTHER (INCOME) EXPENSE                                                (63)
(GAIN) LOSS ON SALE OF ASSETS
                                                       ----------------------------------------------------

NET INCOME (LOSS)                                             0  (306,780)  (839,413)(1,023,579) (669,349)
                                                       ====================================================

                                                             MONTH    MONTH    MONTH     MONTH
                                                             ENDED    ENDED    ENDED     ENDED

                                                            -------------------------------------

NET REVENUE (INCOME)
                                                            -------------------------------------
COST OF GOODS SOLD
        Salaries & wages
        Less:  Salaries & wages capitalized in fixed assets
        Benefits
        Bad debt expense
        Cost of goods sold
        Decontamination & disposal
        Disposal costs-secondary wastes
        Financing costs
        Insurance
        Legal services
        Materials
        Office expense & supplies
        Other
        Outside services
        Professional services
        Rent-equipment
        Rent-office/buildings
        Supplies-processing
        Taxes
        Telephone
        Transportation
        Travel & entertainment
        Utilities

                                                            -------------------------------------
TOTAL COST OF GOODS SOLD                                           0        0        0         0
                                                            -------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES                           0        0        0         0
                                                            -------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                            -------------------------------------

NET INCOME (LOSS)                                                  0        0        0         0
                                                            =====================================

                     STATEMENT OF SOURCES AND USES OF CASH
                                                                    FORM OPR-6

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                          MONTH ENDED: 3/31/98
                                                                       -------

                                                                                    TOTAL        TOTAL
                                                             PRE        POST        MONTH        MONTH
                                                          PETITION    PETITION      ENDED        ENDED
                                                          12/1-12/2  12/3-12/31    12/31/97     1/31/98
                                                         --------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                     (306,780)    (306,780)   (839,413)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization                                     342,185      342,185     473,449
         Decrease (Increase)-Accounts Receivable                        (247,442)    (247,442)    823,497
         Decrease (Increase)-Inventories                                 443,189      443,189      18,296
         Decrease (Increase)-Prepaid Expenses                           (125,481)    (125,481)     10,620
         Decrease (Increase)-Other Assets                                      0            0     (19,427)
         Increase (Decrease)-Pre Petition Liabilities                   (392,084)    (392,084)          0
         Increase (Decrease)-Deferred revenue                             54,158       54,158    (232,150)
         Increase (Decrease)-Post Petition Liabilities                 1,244,624    1,244,624   1,198,997

                                                         --------------------------------------------------
Net Cash Provided (Used) by Operating Activities                   0   1,012,369    1,012,369   1,433,869
                                                         --------------------------------------------------


Cash Flows Used in Investing Activities
         Capital Expenditures                                            (71,352)     (71,352)   (163,988)
         Sale of Net Fixed Assets
                                                         --------------------------------------------------
Net Cash Provided (Used) in Investing Activities                   0     (71,352)     (71,352)   (163,988)
                                                         --------------------------------------------------


Cash Flows From Financing Activities:
         Increase (Decrease)-Morgens Waterfall                                 0            0           0
         Increase (Decrease)-Shareholder Valuations                            0            0           0

         Purchase of Treasury Stock-Preferred Shares

                                                         --------------------------------------------------
Net Cash Provided (Used) in Financing Activities                   0           0            0           0
                                                         --------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               0     941,017      941,017   1,269,881

Cash and Cash Equivalents at Beginning of Period                          66,358       66,358   1,007,375
                                                         --------------------------------------------------


Cash and Cash Equivalents at End of Period                         0   1,007,375    1,007,375   2,277,256
                                                         ==================================================

                                                            TOTAL       TOTAL
                                                            MONTH       MONTH       MONTH      MONTH
                                                            ENDED       ENDED       ENDED      ENDED
                                                           2/28/98     3/31/98
                                                         ----------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                       (1,023,579)    (669,349)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization                         473,449      480,892
         Decrease (Increase)-Accounts Receivable            (535,504)    (571,063)
         Decrease (Increase)-Inventories                      28,299     (249,222)
         Decrease (Increase)-Prepaid Expenses                 16,303       21,400
         Decrease (Increase)-Other Assets                     (2,194)      (2,326)
         Increase (Decrease)-Pre Petition Liabilities     (1,979,714)      (9,225)
         Increase (Decrease)-Deferred revenue                  7,780           (1)
         Increase (Decrease)-Post Petition Liabilities     2,173,536    1,302,470

                                                         ----------------------------------------------
Net Cash Provided (Used) by Operating Activities            (841,624)     303,576          0         0
                                                         ----------------------------------------------


Cash Flows Used in Investing Activities
         Capital Expenditures                               (357,999)    (168,558)
         Sale of Net Fixed Assets
                                                         ----------------------------------------------
Net Cash Provided (Used) in Investing Activities            (357,999)    (168,558)         0         0
                                                         ----------------------------------------------


Cash Flows From Financing Activities:
         Increase (Decrease)-Morgens Waterfall                     0            0
         Increase (Decrease)-Shareholder Valuations                0            0

         Purchase of Treasury Stock-Preferred Shares

                                                         ----------------------------------------------
Net Cash Provided (Used) in Financing Activities                   0            0          0         0
                                                         ----------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (1,199,623)     135,018          0         0

Cash and Cash Equivalents at Beginning of Period           2,277,256    1,077,633  1,212,651 1,212,651
                                                         ----------------------------------------------


Cash and Cash Equivalents at End of Period                 1,077,633    1,212,651  1,212,651 1,212,651
                                                         ==============================================

                                                                  ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                          MONTH ENDED: 3/31/98
                                                                       -------

                                                                        PAGE 1


1.   PAYROLL

          State the amount of all executive wages paid and taxes withheld and paid.

         Name and Title of                          Date       Wages Paid            Taxes Withheld
         Executive                                  Paid      Gross        Net       Due       Paid
         -------------------                     ------------------------------------------------------
         THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT").
         THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH
         HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

         F. Gordon Bitter, CEO & CFO, Director
         Ethan E. Jacks, VP, General Counsel, Secretary
         Elliot J. Mark, Assistant Secretary
         Charles W. Shaver, President & COO, Director
         Willis Wang, Assistant Secretary
         H. W. Arrowsmith, VP Nuclear Sales & Marketing

                                                            -------------------------------------------

         TOTAL EXECUTIVE PAYROLL                                     0           0        0          0
                                                            ===========================================




2.  INSURANCE
         Is Workers' Compensation and other insurance in effect?        Yes
                                                                     ---------
         Are payments current?                                          Yes
                                                                     ---------
         If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                    DATE
                       COVERAGE    POLICY   EXPIRATION  PREMIUM   COVERAGE
TYPE   CARRIER NAME     AMOUNT     NUMBER      DATE      AMOUNT  PAID THRU
------------------------------------------------------------------------------

                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE





                                                                        PAGE 2

3.  BANK ACCOUNTS


                          TENNESSEE TENNESSEE TENNESSEE

                                                                  ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    MMT OF TENNESSEE, INC.
CASE NUMBER:  97-21386-CJK

                                                 OPERATING      PAYROLL         PAYROLL              TOTAL            TOTAL
                                                 -----------   -----------    ------------         -----------       --------
Bank Name                                        U.S. TRUST    U.S. TRUST     NATIONSBANK

Account Number                                    110937851    1100937869     3001270846


BEGINNING BOOK BALANCE                            1,043,692        33,941                           1,077,633

PLUS:    Deposits-Collections of A/R              2,461,748                                         2,461,748
         Other Receipts
         Loan Advances

LESS:    Disbursements
         Payroll                                   (276,452)      (33,941)       (395,599)           (705,992)
         Returned Checks
         Loan Repayments                                                                                    0

OTHER:   Adjustments                                                                                        0
         Transfers In (Out)                      (2,033,838)                      413,100          (1,620,738)

                                                 -----------   -----------    ------------         -----------

ENDING BOOK BALANCE                               1,195,150             0          17,501           1,212,651
                                                 ===========   ===========    ============         ===========


4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

         Payments To/On                            Amount      Date      Check #
         -------------------                     ----------------------------------
         Professionals (attorneys,
         accountants, etc.):

                                                    NONE


                                                 ===========
                                                          0
                                                 ===========

         PRE-PETITION DEBTS

                                                    NONE


                                                 ===========
         Total payments of pre-petition debts             0
                                                 ===========